EXHIBIT (21)

                       SPRINT CORPORATION
                   SUBSIDIARIES OF REGISTRANT

The registrant is the parent. The subsidiaries of the registrant are as follows:


                                                           Percentage
                                                           Of Voting
                                                           Securities
                                                             Owned
                                         Jurisdiction Of     By Its
                                         Incorporation Or   Immediate
                 Name                      Organization      Parent

Carolina Telephone and Telegraph Co.      North Carolina      100
 Subsidiaries
   Carolina Telephone Long Distance,
   Inc.                                   North Carolina      100
   North Carolina RSA 6 Limited              Delaware          88
   Partnership                             Partnership
Centel Corporation                            Kansas          100
 Subsidiaries:
  C FON Corporation                          Delaware         100
  Centel Cable Investment Company            Delaware         100
  Centel Capital Corporation                 Delaware         100
  Centel Cellular Company of Alabama         Delaware         100
  Centel Cellular Company of Mexico          Delaware         100
  Centel Credit Company                      Delaware         100
  Centel Directory Company                   Delaware         100
   Subsidiary:
    CenDon Partnership, The                  Illinois          50
                                            Partnership
  Centel-Information Systems, Inc.           Delaware         100
  Centel-Texas, Inc.                          Texas           100
   Subsidiary:
    Central Telephone Company of              Texas           100
    Texas
  Central Telephone Company                  Delaware          97
   Subsidiaries:
    Central Telephone Company of
    Florida                                  Florida          100
    Central Telephone Company of
    Illinois                                 Illinois         100
    Central Telephone Company of
    Virginia                                 Virginia         100
  New Centel Communications Company          Delaware         100
   Subsidiary:
    Centel Videopath, Inc.                   Illinois         100
  Sprint Cellular Company                    Delaware         100
   Subsidiaries:
    Cellular 7                               Minnesota          6
                                            Partnership
    Centel Cellular Investment               Delaware         100
    Company
     Subsidiaries:
      Centel Cellular Company of             Delaware         100
      Laredo
      Centel Cellular Company of             Virginia         100
      Petersburg
       Subsidiaries:
        Petersburg Cellular                  Delaware          22
        Partnership                         Partnership
        Petersburg Cellular Telephone
        Company, Inc.                        Virginia         100
          Subsidiary:
           Petersburg Cellular               Delaware          51
           Partnership                      Partnership
      Centel Cellular Company of             Delaware         100
      Sioux City
       Subsidiary:
        Sioux City Cellular                 District of
        Partnership                          Columbia          95
                                            Partnership
      Allentown MSA Limited Partnership      Delaware          17
                                            Partnership
      Chicago MSA Limited Partnership         Illinois          5
                                            Partnership
      Cincinnati MSA Limited                  Delaware          1
      Partnership                           Partnership
      GTE Mobilnet of Austin Limited          Delaware          1
      Partnership                           Partnership
      GTE Mobilnet of Fort Wayne
      Limited Partnership                    Delaware          25
                                           Partnership
      GTE Mobilnet of Ohio Limited
      Partnership                            Delaware           4
                                            Partnership
      GTE Mobilnet of South Texas
      Limited Partnership                     Delaware          9
                                            Partnership
      Kansas City MSA Limited                Delaware          20
      Partnership                          Partnership
      Orlando MSA Limited Partnership        Delaware          15
                                           Partnership
      St. Joseph MSA Limited                 Delaware          20
      Partnership                          Partnership
    Centel Cellular Investment Company
    of Greensboro                         North Carolina      100
     Subsidiary:
      Centel Cellular Company of North
      Carolina Limited Partnership         North Carolina       5
    Centel Cellular Company of
    Charlottesville                          Virginia         100
    Centel Cellular Company of Florida       Delaware         100
     Subsidiaries:
      Centel Cellular Company of             Florida           60
      Tallahassee Limited Partnership      Partnership
      Centel Cellular Company of Ft.         Florida           70
      Walton Beach Limited Partnership     Partnership
      Florida 9 RSA Limited                  Florida           49
      Partnership                          Partnership
    Centel Cellular Company of               Delaware         100
    Hickory
     Subsidiary:
      Centel Cellular Company of          North Carolina
      Hickory Limited Partnership          Partnership         97
    Centel Cellular Company of Iowa          Delaware         100
     Subsidiaries:
      Waterloo MSA Limited Partnership       Delaware          89
                                           Partnership
      Iowa RSA 5 Limited Partnership      Iowa Partnership      7
      Iowa RSA No. 13 Limited            Iowa Partnership      30
      Partnership
    Centel Cellular Company of Nevada
    Limited Partnership                 Nevada Partnership     72
    Centel Cellular Company of New           Delaware         100
    Mexico
    Centel Cellular Company of North       North Carolina
    Carolina Limited Partnership           Partnership         57
    Centel Cellular Company of Peoria        Illinois         100
    Centel Cellular Company of South
    Carolina                                 Delaware         100
    Centel Cellular Company of Texas
    Limited Partnership                 Texas Partnership      67
    Centel Cellular Company of Virginia      Virginia         100
     Subsidiaries:
      Virginia RSA 1 Limited                  Delaware          5
      Partnership
      Centel Cellular Company of             Virginia         100
      Lynchburg
      Centel Cellular Company of             Virginia          75
      Danville Limited Partnership         Partnership
      Virginia 10 RSA Limited                Virginia          33
      Partnership                           Partnership
      Virginia 10 RSA Resale Limited         Virginia          33
      Partnership                          Partnership
    Centel Nebraska, Inc.                    Delaware         100
     Subsidiary:
      Omaha Cellular General                 Nebraska          50
      Partnership                          Partnership
       Subsidiary:
        Omaha Cellular Limited               Nebraska          27
        Partnership                        Partnership
         Subsidiaries:
          RSA 1 Limited Partnership       Iowa Partnership      4
          Iowa 8-Monona Limited               Colorado          2
          Partnership                        Partnership
    Dubuque MSA Limited Partnership          Delaware          85
                                           Partnership
    Georgia RSA No. 1 Limited                Delaware          20
    Partnership                             Partnership
    GTE Mobilnet of Indiana RSA  #3          Indiana           20
    Limited Partnership                    Partnership
    Illinois Independent RSA No.3            Illinois          18
    General Partnership                    Partnership
    Illinois Valley Cellular RSA 2-II        Illinois          40
    Partnership                            Partnership
    Iowa 15-Dickinson Limited                 Colorado          7
    Partnership                             Partnership
    Iowa 16-Lyon Limited Partnership          Colorado          8
                                           Partnership
    Iowa RSA No. 14 Limited Partnership   Iowa Partnership      6
    L. J. Systems Corp.                        Iowa           100
    North Carolina RSA 6 Limited             Delaware          12
    Partnership                            Partnership
    North Carolina RSA 15 North Sector     North Carolina
    Limited Partnership                    Partnership         67
    Pennsylvania 3 Wireline Settlement       Delaware          28
    Limited Partnership                    Partnership
    Pennsylvania 4 Wireline Settlement       Delaware          33
    Limited Partnership                    Partnership
    Pennsylvania RSA 10B(I) Limited          Delaware          33
    Partnership                             Partnership
    RSA 11 Limited Partnership           Iowa Partnership      14
    TeleSpectrum, Inc.                        Kansas          100
     Subsidiaries:
      Empire Cellular, Inc.                   Kansas          100
       Subsidiary:
        New York MSA Limited                 New York          10
        Partnership                        Partnership
      TeleSpectrum of Virginia, Inc.         Virginia         100
      Charleston-North Charleston MSA        Delaware          75
      Limited Partnership                  Partnership
      Greenville MSA Limited                 Delaware          89
      Partnership                           Partnership
      Raleigh-Durham MSA Limited
      Partnership                            Delaware          85
                                           Partnership
      South Bend/Mishawaka MSA Limited
      Partnership                            Delaware          84
                                           Partnership
      Susquehanna Cellular
      Communications Limited Partnership     Delaware          87
                                           Partnership
      Toledo MSA Limited Partnership         Delaware          75
                                           Partnership
      Tyler/Longview/Marshall MSA
      Limited Partnership                    Delaware          60
                                           Partnership
      Youngstown-Warren MSA Limited
      Partnership                            Delaware          77
                                           Partnership
    Tennessee RSA 8 Limited Partnership      Delaware          50
                                           Partnership
    Texas RSA 7B1 Limited Partnership        Delaware          25
                                           Partnership
    Texas RSA 9B3 Limited Partnership   Texas Partnership      70
    Texas RSA 10B4 Limited Partnership  Texas Partnership      75
    Texas RSA No. 15B1 Limited          Texas Partnership      51
    Partnership
    Virginia Metronet, Inc.                  Virginia         100
     Subsidiary:
      RCTC Wholesale Company                 Virginia          27
                                           Partnership
    Virginia RSA 2 Limited Partnership        Delaware          5
                                           Partnership
DirectoriesAmerica, Inc.                      Kansas          100
 Subsidiary:
  Sprint Publishing & Advertising,            Kansas          100
  Inc.
Florida Telephone Corporation                Florida          100
North Supply Company                           Ohio           100
 Subsidiaries:
  NSC Advertising, Inc.                       Kansas          100
  North Supply Company of Lenexa             Delaware         100
  North Supply International, Ltd.            Kansas          100
  Northstar Transportation, Inc.              Kansas          100
  Sprint OEM Products Group, Inc.             Kansas          100
S FON Corporation                            Delaware         100
Sprint Capital Corporation                   Delaware         100
Sprint Asian American, Inc.                   Kansas          100
Sprint Mid-Atlantic Telecom, Inc.         North Carolina      100
Sprint/United Management Company              Kansas          100
UCOM, Inc.                                   Missouri         100
 Subsidiary:
  Sprint Communications Company L.P.         Delaware          34
                                           Partnership
United Telephone Company of the           South Carolina      100
Carolinas
 Subsidiaries:
  South Carolina RSA No. 2 Cellular        South Carolina
  General Partnership                      Partnership         50
  South Carolina RSA No. 8 Cellular        South Carolina
  General Partnership                      Partnership         50
  United Telephone Long Distance, Inc.    South Carolina      100
United Telephone Company of Eastern          Delaware         100
Kansas
 Subsidiary:
  Sprint/United Midwest Management
  Services Company                            Kansas           20
United Telephone Company of Florida          Florida           97
 Subsidiary:
  United Telephone Long Distance, Inc.       Florida          100
United Telephone Company of Indiana,         Indiana          100
Inc.
 Subsidiary:
  Indiana RSA 2 Partnership                  Delaware          75
                                           Partnership
United Telephone Company of Kansas            Kansas          100
 Subsidiaries:
  Sprint/United Midwest Management
  Services Company                            Kansas           80
  United Teleservices, Inc.                   Kansas          100
United Telephone Company of Minnesota       Minnesota         100
United Telephone Company of Missouri         Missouri         100
United Telephone Company of New             New Jersey        100
Jersey, Inc.
United Telephone Company of the               Oregon          100
Northwest
United Telephone Company of Ohio               Ohio           100
 Subsidiaries:
  United Telephone Communications
  Services of Ohio, Inc.                       Ohio           100
  Ohio RSA 2 Limited Partnership             Delaware          67
                                           Partnership
  Ohio RSA 5 Limited Partnership             Delaware          58
                                           Partnership
  Ohio RSA 6 Limited Partnership             Delaware          80
                                           Partnership
  United Telephone Long Distance, Inc.         Ohio           100
  United Telephone Long Distance of
  Indiana, Inc.                              Indiana          100
United Telephone Company of                Pennsylvania       100
Pennsylvania, The
 Subsidiaries:
  Joint Underground Locating Services,     Pennsylvania       100
  Inc.
  Pennsylvania RSA 1 Limited                 Delaware          80
  Partnership                                Partnership
  Pennsylvania RSA No. 6(I)                  Delaware          57
                                           Partnership
  Pennsylvania RSA 10B(I) Limited            Delaware          67
  Partnership                                Partnership
  Pennsylvania RSA 12 Limited                Delaware          67
  Partnership                                Partnership
  United Telephone Long Distance, Inc.     Pennsylvania       100
United Telephone Company of
Southcentral Kansas                          Arkansas         100
United Telephone Company of Texas,            Texas           100
Inc.
 Subsidiaries:
  Texas RSA 7B2 Limited Partnership          Delaware          98
                                           Partnership
  Texas RSA 10B2 Limited Partnership         Delaware          75
                                           Partnership
United Telephone Company of the West         Delaware         100
United Telephone - Southeast, Inc.           Virginia         100
 Subsidiaries:
  Tennessee RSA 8 Limited Partnership        Delaware          50
                                           Partnership
  United Telephone Long Distance, Inc.      Tennessee         100
  UTLD, Inc.                                 Virginia         100
  Virginia RSA 1 Limited Partnership         Delaware          95
                                           Partnership
  Virginia RSA 2 Limited Partnership         Delaware          67
                                           Partnership
US Telecom, Inc.                              Kansas          100
 Subsidiaries:
  LCF, Inc.                                 California        100
  Sprint Communications Company L.P.         Delaware          59
                                           Partnership
  United Telecommunications, Inc.            Delaware         100
  US Telecom of New Hampshire, Inc.       New Hampshire       100
Utelcom, Inc.                                 Kansas          100
 Subsidiaries:
  Private TransAtlantic
  Telecommunications System, Inc.            Delaware         100
   Subsidiary:
    Private Trans-Atlantic
    Telecommunications System (N.J.), Inc.  New Jersey        100
  Sprint Communications Company L.P.        Delaware            5
                                           Partnership
  Sprint International Incorporated          Delaware         100
   Subsidiaries:
    Consortium Communications
    International, Inc.                      New York         100
    PTL (Sprint) Limited                  United Kingdom      100
     Subsidiary:
      Plessey-Telenet B.V.                 Netherlands        100
     Rosprint                                 Russia           50
     S.I. Communications A.B.                 Sweden          100
     Sprint Argentina S.A.                  Argentina         100
     Sprint Bulgaria Limited                 Bulgaria          50
       Subsidiary:
        Sprint Business
        Telecommunications Company Limited   Bulgaria          60
        (SBTC)
     Sprint Colombia S.A.                    Colombia          95*
     Sprint Communications                    Russia           75
     Sprint Communications B.V.            Netherlands        100
     Sprint Communications Canada Inc.        Canada          100
     Sprint Communications S.A.             Luxembourg        100
     Sprint Comunicacoes do Brasil Ltda.      Brazil          100
     Sprint Czech Republic, s.r.o.        Czech Republic      100
     Sprint Datenservice Gesellschaft        Austria          100
     M.B.H.
     Sprint Denmark A/S                      Denmark          100
     Sprint East Operations Incorporated    Delaware          100
     Sprint Holding (UK) Limited          United Kingdom       99
       Subsidiary:
        Sprint International (UK)         United Kingdom       99
        Limited
     Sprint International Belgium N.V.       Belgium           99
     Sprint International Caribe, Inc.     Puerto Rico        100
     Sprint International Communications
     Corporation                             Delaware         100
       Subsidiaries:
        Sprint Bulgaria Limited              Bulgaria          50
        Sprint Colombia S.A.                  Colombia          2*
        Sprint Communications Company         Delaware          2
        L.P.                                 Partnership
        Sprint Holding (UK) Limited        United Kingdom       1
        Sprint International Belgium          Belgium           1
        N.V.
        Sprint International (UK)          United Kingdom       1
        Limited
        Sprint Polska Sp. z.  o.o.            Poland           50
     Sprint International Communications
     Hong Kong Limited                        Hong Kong       100*
     Sprint International Espana S.A.           Spain         100
     Sprint International Finland Oy           Finland        100
     Sprint International France S.A.           France        100*
     Sprint International Ireland            Republic of      100*
     Limited                                   Ireland
     Sprint International Italia S.p.A.         Italy         100*
     Sprint International Mexico S.A. de        Mexico        100*
     C.V.
     Sprint International Norge A/S             Norway        100
     Sprint International PTE LTD.            Singapore       100
     Sprint International PTY Limited         Australia       100*
     Sprint Japan, Inc.                         Japan         100
     Sprint Korea, Inc.                      South Korea      100
     Sprint Movil S.A.                        Argentina        51
     Sprint Networks                            Russia         50
     Sprint Polska Sp. z  o.o.                  Poland         50
     Sprint Services, Inc.                     Delaware       100
     Sprint Services, Inc.                      Panama        100
     Sprint Telecommunication Services         Germany        100
     Gmbh
     Sprint Telecommunications
     (Australia) Limited                       Delaware       100
     Sprint Telecommunications (France)
     Limited                                   Delaware       100
     Sprint Telecommunications
     Deutschland Inc.                          Delaware       100
     Sprint Telecommunications (New
     Zealand) Limited                          Delaware       100
     Sprint Telecommunications (UK)            Delaware       100
     Limited
     Sprint Telemail Services S.A.           Switzerland      100*

*Some shares owned by nominees to meet local shareholder requirements.